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                                                                         EX 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


                                  CERTIFICATION

By signing below, each of the undersigned officers hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge, (i) this Annual Report on Form 11-K of the First Busey Profit Sharing Plan and Trust (the Plan) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

         Signed this 30th day of June, 2003.



/s/ R. Scott MacAdam
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(Signature of Authorized Officer)

R. Scott MadAdam
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(Typed Name)

Plan Administrator
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(Title)